UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 20, 2009
Commission file number 000-04689
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
On October 20, 2009, Pentair, Inc. (the “Company”) issued a press release announcing its earnings for the third quarter of 2009 and a conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
This press release refers to certain non-GAAP financial measures (adjusted operating income, adjusted operating margins, adjusted earnings per share and free cash flow) and a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s financial statements prepared in accordance with generally accepted accounting principles.
Adjusted operating income, adjusted operating margins and adjusted earnings per share eliminate certain expenses incurred in the third quarter and year to date 2009 and 2008 to restructure certain operations of the Company by reducing headcount as a result of the significant continuing downturn in the global economy. Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations in light of the downturn in the residential end markets.
The Company uses free cash flow and conversion of income from continuing operations to assess its cash flow performance. The Company believes free cash flow and conversion of income from continuing operations are important measures of operating performance because they provide the Company and its investors a measurement of cash generated from operations that is available to pay dividends and repay debt. In addition, free cash flow and conversion of income from continuing operations are used as criteria to measure and pay compensation-based incentives. The Company’s measure of free cash flow and conversion of income from continuing operations may not be comparable to similarly titled measures reported by other companies.
The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits
The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair, Inc. press release dated October 20, 2009 announcing the earnings results for the third quarter 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 20, 2009.

PENTAIR, INC. Registrant
By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated October 20, 2009

Exhibit
Number	Description

99.1	Pentair, Inc. press release dated October 20, 2009 announcing the earnings results for the third quarter 2009.